PGIM INVESTMENTS LLC

655 Broad Street

Newark, New Jersey 07102

March 18, 2019

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: 497 Filing for PGIM ETF Trust (Registration numbers 333-222469 and 811-23324)

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated March 13, 2019 (SEC accession number 0001683863-19-000239), to the currently effective Summary Prospectuses and Prospectuses for PGIM ETF Trust. The purpose of the filing is to submit the 497 filing dated March 13, 2019 in XBRL for PGIM ETF Trust.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-5032.

Sincerely,

/s/ Claudia DiGiacomo

Claudia DiGiacomo

Assistant Secretary